                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


        WITNESSETH, that each of the undersigned directors of FIRST CITIZENS BANCSHARES, INC. ("BancShares"), a Delaware corporation, by his or her execution hereof, hereby constitutes and appoints ALEXANDER G. MACFADYEN, JR., as his true and lawful attorney-in-fact and agent for him or her, and in his or her name, place, and stead, to execute and sign the Registration Statement to be filed by BancShares and FCB/NC Capital Trust II (the "Issuer Trust") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, with respect to the Issuer Trust's capital securities, BancShares' junior subordinated debentures, and BancShares' guarantee of the capital securities, and, further, to execute and sign any and all pre-effective and post-effective amendments to such Registration Statement, and file all of the same, together with all exhibits and schedules thereto and all other documents in connection therewith, with the Commission and with such state securities authorities as may be appropriate, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, and hereby ratifying and confirming all the acts of said attorney-in-fact and agent which they may lawfully do in the premises or cause to be done by virtue hereof.


                     Signature                                          Title                       Date
----------------------------------------------------             --------------------     -------------------------
    /s/ John M. Alexander, Jr.                                        Director                 August 10 , 2001
----------------------------------------------------                                                 ----
        John M. Alexander, Jr.


    /s/ Carmen Holding Ames                                           Director                 August  9 , 2001
----------------------------------------------------                                                 ----
        Carmen Holding Ames


    /s/ B. Irvin Boyle                                                Director                 August  9 , 2001
----------------------------------------------------                                                 ----
        B. Irvin Boyle


    /s/ George H. Broadrick                                           Director                 August 16 , 2001
----------------------------------------------------                                                 ----
        George H. Broadrick


    /s/ Hubert M. Craig III                                           Director                 August 13 , 2001
----------------------------------------------------                                                 ----
        Hubert M. Craig III


    /s/ Betty M. Farnsworth                                           Director                 August  9 , 2001
----------------------------------------------------                                                 ----
        Betty M. Farnsworth

    /s/ Lewis M. Fetterman                                            Director                 August 10 , 2001
---------------------------------------------------------                                            ----
        Lewis M. Fetterman


    /s/ Frank B. Holding                                              Director                 August 10 , 2001
---------------------------------------------------------                                            ----
        Frank B. Holding


    /s/ Frank B. Holding, Jr.                                         Director                 August  9 , 2001
---------------------------------------------------------                                            ----
        Frank B. Holding, Jr.


    /s/ Lewis R. Holding                                              Director                 August 10 , 2001
---------------------------------------------------------                                            ----
        Lewis R. Holding


    /s/ Charles B. C. Holt                                            Director                 August 10 , 2001
---------------------------------------------------------                                            ----
        Charles B. C. Holt


    /s/ James B. Hyler, Jr.                                           Director                 August 10 , 2001
---------------------------------------------------------                                            ----
        James B. Hyler, Jr.


    /s/ Gale D. Johnson                                               Director                 August  9 , 2001
---------------------------------------------------------                                            ----
        Gale D. Johnson, M.D.


    /s/ Freeman R. Jones                                              Director                 August 14 , 2001
---------------------------------------------------------                                            ----
        Freeman R. Jones


    /s/ Lucius S. Jones                                               Director                 August 10 , 2001
---------------------------------------------------------                                            ----
        Lucius S. Jones


    /s/ Joseph T. Maloney, Jr.                                        Director                 August 10 , 2001
---------------------------------------------------------                                            ----
        Joseph T. Maloney, Jr.


    /s/ J. Claude Mayo, Jr.                                           Director                 August  9 , 2001
---------------------------------------------------------                                            ----
        J. Claude Mayo, Jr.


    /s/ Lewis T. Nunnelee II                                          Director                 August  9 , 2001
---------------------------------------------------------                                            ----
        Lewis T. Nunnelee II

    /s/ Talbert O. Shaw                                               Director                 August 16 , 2001
----------------------------------------------------------                                           ----
        Talbert O. Shaw, Ph.D.


    /s/ R. C. Soles, Jr.                                              Director                 August  9 , 2001
----------------------------------------------------------                                           ----
        R. C. Soles, Jr.


    /s/ David L. Ward, Jr.                                            Director                 August  8 , 2001
----------------------------------------------------------                                           ----
        David L. Ward, Jr.